UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 18, 2007

Touchstone Mining Limited

(Exact name of registrant as specified in its charter)

Nevada	333-130696	98-0468420
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

808 Nelson St., Suite 2103, Vancouver, British Columbia V6Z 2H2 Canada
(Address of principal executive offices) (Zip Code)

(604) 684-7619
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 18, 2007, Jack N. BesMargian resigned as our Chief Financial Officer, Secretary, Treasurer and director. Mr. BesMargian did not have any disagreement with us on any matter relating to our operations, policies or practices.

On the same date, Douglas W. Scheving, our President and director, was appointed our Chief Financial Officer, Secretary and Treasurer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOUCHSTONE MINING LIMITED

Date: October 19, 2007	By:	/s/ Douglas W. Scheving
Name: Douglas W. Scheving
Title: Title: President